Exhibit 23.2


               [LETTERHEAD OF PADGETT, STRATEMANN & CO., L.L.P.]


                          INDEPENDENT AUDITORS' CONSENT


Community Bank of Central Texas, ssb
Smithville, Texas

We consent to the use in this Registration Statement on Form SB-2 for CBCT Bancshares, Inc., of our report of Community Bank of Central Texas, ssb, dated January 13, 2000, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading of "Experts" in such Prospectus.



/signed/
Padgett, Stratemann & Co., L.L.P.

San Antonio, Texas
May 4, 2000



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                                                                    Exhibit 23.4


                       [LETTERHEAD OF FERGUSON & COMPANY]


                                   May 5, 2000




Board of Directors
Community Bank of Central Texas, ssb
312 Main Street
Smithville, Texas 78957

Directors:

         We hereby consent to the use of our firm's name in the Application for Conversion of Community Bank of Central Texas, Smithville, Texas, and any amendments thereto, in the Form SB-2 Registration Statement of CBCT Bancshares, Inc. and any amendments thereto, and in the Application for a Financial Services Holding Company that is filed with the Federal Reserve. We also hereby consent to the inclusion of, summary of, and references to our Appraisal Report and our opinion concerning subscription rights in such filings including the Prospectus of CBCT Bancshares, Inc.

                                                 Sincerely,

                                                 /s/ Charles M. Hebert

                                                 Charles M. Hebert
                                                 Principal





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                                                                    Exhibit 23.5


                    [SEIDEL SCHROEDER & COMPANY LETTERHEAD]




May 4, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

     Re:       CBCT Bancshares, Inc. (the "Registrant")
               File No. 333-33102

Dear Sir or Madam:

         This will confirm that we have reviewed the statements made by the Registrant in the above-referenced filing regarding the termination of our relationship with the Registrant, and we agree with these statements.


                                             Sincerely,

                                             /s/ Seidel, Schroeder & Company

                                             Seidel, Schroeder & Company